EXHIBIT 10.2

REGISTRATION RIGHTS AGREEMENT

by and between

RECRUITER.COM GROUP, INC.

and

PARRUT, INC.

Dated as of July 7, 2021

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of July 7, 2021, is by and between Recuriter.com Group, Inc., a Delaware corporation (the “Company”) and Parrut, Inc., a Delaware corporation (“Parrut”).

RECITALS

WHEREAS, pursuant to the Asset Purchase Agreement and Plan of Reorganization, dated as of the date hereof, by and between the Company and Parrut (as such agreement may be amended from time to time, the “Asset Purchase Agreement”), Parrut agreed to sell and assign to the Company, and the Company agreed to purchase and assume from Parrut, certain assets and certain specified liabilities of the Business), in exchange for the Base Purchase Price of $3,500,000, which amount includes, among other things, (i) the Closing Stock Payment payable in shares of Common Stock. In addition, Parrut shall have the opportunity to earn the Earn-Out Consideration (as such term is defined in the Asset Purchase Agreement), and such shares of Common stock shall be deemed to be Registrible Securities.

WHEREAS, in connection with the transactions contemplated by the Asset Purchase Agreement, the Company and Parrut wish to define certain registration rights granted to Parrut on the terms and conditions set out in this Agreement; and

WHEREAS, capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto n Purchase Agreement;

NOW, THEREFORE, in consideration of the recitals and the mutual premises, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. In addition to capitalized terms defined elsewhere in this Agreement, the following capitalized terms shall have the following meanings when used in this Agreement:

“Affiliate” means as to any specified Person, any other Person directly or indirectly controlling or controlled by or under common control with such specified Person. For purposes of this definition, “control,” as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.

“Agreement” as defined in the Preamble.

“Board” means the Board of Directors of the Company.

“Commission” means the U.S. Securities and Exchange Commission and any successor agency performing comparable functions.

“Common Stock” means the common stock, par value $0.0001 per share, of the Company.

“Company” as defined in the Preamble.

“Demand Registrations” as defined in Section 2.3(a).

“Demand Registration Statements” as defined in Section 2.3(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, as the same shall be in effect from time to time.

“Governmental Authority” means any regional, federal, state or local legislative, executive or judicial body or agency, any court of competent jurisdiction, any department, political subdivision or other governmental authority or instrumentality, or any arbitral authority, in each case, whether domestic or foreign.

“Indemnified Party” as defined in Section 7.3. “Indemnifying Party” as defined in Section 7.3.

“Long-Form Demand Registration” as defined in Section 2.1(b).

“Long-Form Demand Registration Statement” as defined in Section 2.1(a). “Parrut” as defined in the Preamble.
“Person” means an individual, a corporation, a partnership, a joint venture, a limited liability company or limited liability partnership, an association, a trust, estate or other fiduciary or any other legal entity, and any Governmental Authority.

“Piggyback Registration” as defined in Section 3.1. “Piggyback Registration Statement” as defined in Section 3.1.

“Public Offering” means any offering by the Company of its equity securities to the public pursuant to an effective registration statement under the Securities Act or any comparable statement under any comparable federal statute then in effect (other than any registration statement on Form S-8 or Form S-4 or any successor forms thereto).

“Registrable Securities” means all shares of Common Stock acquired or to be acquired by Parrut pursuant to the Asset Purchase Agreement (and under the Promissory Note, and any securities into which such shares of Common Stock may be converted or exchanged pursuant to any merger, consolidation, sale of all or any part of its assets, corporate conversion or other extraordinary transaction of the Company and any equity securities of the Company then outstanding that were issued or issuable as a dividend, stock split or other distribution with respect to or in replacement of such shares of Common Stock. As to any Registrable Securities, such securities will cease to be Registrable Securities when: (i) a registration statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such effective registration statement; (ii) such Registrable Securities shall have been sold pursuant to Rule 144 (or any similar provision then in effect) under the Securities Act; (iii) such Registrable Securities may be sold pursuant to Rule 144 (or any similar provision then in effect) without limitation thereunder on volume or manner of sale and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1) (or any similar provision then in effect) for a period of ninety (90) days, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the transfer Agent and Parrut; or (iv) such Registrable Securities cease to be outstanding.

“Registration Expenses” as defined in Section 6.1.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto.

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, as the same shall be in effect from time to time.

“Shelf Demand Registration” as defined in Section 2.3(a). “Shelf Registration Statement” as defined in Section 2.3(a). “Short-Form Demand Registration” as defined in Section 2.2.

“Short-Form Demand Registration Statement” as defined in Section 2.2. “Six Month Anniversary” means the six-month anniversary of the Closing.

“Underwritten Offering” means an offering registered under the Securities Act in which securities of the Company are sold to one or more underwriters on a firm-commitment basis for reoffering to the public, and the plan of distribution contemplates a customary “road show” (including an “electronic road show”) or other substantial marketing effort by the Company and the underwriters.

2.
Demand Registration Rights.

2.1
Long-Form Registration.

(a)
At any time after the Six Month Anniversary and within the five

(5) year period immediately following the Six Month Anniversary, Parrut shall be entitled to request registration under the Securities Act of the resale of all or part of Parrut’s Registrable Securities (a “Long-Form Demand Registration Statement”); provided, however, that with respect to any request under this Section 2.1(a): (i) Parrut may not request or demand more than one (1) Long Form Demand Registration Statement), (ii) the Company shall not otherwise be eligible at the time of the request to file a registration statement on Form S-3 or any similar short form registration statement for the resale of Registrable Securities, and (iii) such request shall cover at least 25% of the Registrable Securities.

2.2
Short-Form Registration.

(a) In addition to the Long-Form Demand Registration right provided pursuant to Section 2.1 above, at any time after the Six Month Anniversary and within the five (5) year period immediately following the Six Month Anniversary, when the Company is eligible to use Form S-3, Parrut shall be entitled to request, and the Company shall use reasonable best efforts to cause, registration under the Securities Act of the resale of all or part of their Registrable Securities on Form S-3 or any similar short-form registration statement (a “Short-Form Demand Registration Statement”). A registration requested pursuant to this Section 2.2 is referred to herein as a “Short-Form Demand Registration.”

(b) Parrut shall be limited to a total of an aggregate of three (3) Demand Registrations (counting for these purposes only registrations which have been declared or ordered effective), which may include a maximum of one (1) Long-Form Demand Registrations.

2.3
Shelf Registration.

(a) At any time after the Company is eligible to use Form S-3 or similar short-form registration statement and within the three (3) year period immediately following the Six Month Anniversary, Parrut shall be entitled to request that the Company file a shelf registration statement on Form S-3 (provided that in the event the Company is a well-known seasoned issuer as defined by Securities Act Rule 405 at the time of the filing of such registration, such registration will be an automatic shelf registration statement if requested by Parrut), to register the resale of all or part of Parrut’s Registrable Securities (including the prospectus, amendments and supplements to the shelf registration statement or prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed incorporated by reference, if any, in such shelf registration statement) (the “Shelf Registration Statement” and, together with the Long-Form Demand Registration Statement and the Short-Form Demand Registration Statement, the “Demand Registration Statements”). A registration requested pursuant to this Section 2.3(a), including a shelf takedown from a Shelf Registration Statement, is referred to herein as a “Shelf Demand Registration” (and, together with the Long-Form Demand Registration and the Short-Form Demand Registration, the “Demand Registrations”).

(b) Upon receipt of any written request pursuant to this Section 2.3, the Company shall use its reasonable best efforts to file a Shelf Registration Statement as soon as practicable thereafter and to cause the Shelf Registration Statement to become or be declared effective by the Commission as soon as practicable after such filing, and shall use its reasonable best efforts to keep the Shelf Registration Statement effective, from the date such Shelf Registration Statement becomes effective until the earlier to occur (i) the first date as of which all of the shares of Registrable Securities included in the Shelf Registration Statement have been sold or (ii) a period of three (3) years.

2.4 Payment of Expenses for Demand Registrations. The Company will pay all Registration Expenses (as defined in Section 6.1 below) for the Demand Registrations permitted under Section 2.1, Section 2.2 and Section 2.3. Other than as provided by Section 2.4 and Section 6.1, a registration will not count as a Demand Registration until (i) the registration statement has become effective, (ii) Parrut is able to register and sell at least a majority of the Registrable Securities requested to be included in such registration statement and (iii) with respect to an underwritten shelf takedown, the prospectus supplement for such offer has been filed with the Commission; provided, however that if Parrut fails to reimburse the Company for reasonable and documented Registration Expenses with respect to a withdrawn Demand Registration in accordance with Section 6.1, Parrut shall forfeit such withdrawn Demand Registration unless (x) such withdrawal occurs following the issuance by the Company of a suspension notice or notice of a blackout period pursuant to Section 2.5 or Section 4.2, or (y) such withdrawal occurs following Parrut learning of a material adverse change in the condition, business, or prospects of the Company as contemplated in Section 6.1.

2.5
Restrictions.

(a) The Company will not be obligated to effect any Demand Registration within one hundred eighty (180) days after the effective date of a previous Piggyback Registration Statement under which Parrut requesting the Demand Registration had piggyback rights pursuant to Section 3.1 below wherein Parrut was permitted to register and sold at least 50% of the Registrable Securities included in such Piggyback Registration Statement.

(b) The Company may postpone the filing of a Demand Registration Statement for a reasonable “blackout period” not in excess of ninety (90) consecutive calendar days or more than one hundred twenty (120) total calendar days in each case during any twelve (12)-month period (and the time periods with respect to filing or effectiveness thereof shall be tolled correspondingly), if (i) the Board determines that such registration or offering could materially interfere with a bona fide business, financing or business combination transaction of the Company or is reasonably likely to require premature disclosure of material non-public information, which premature disclosure could materially and adversely affect the Company,
(ii) such registration would require the Company to recast its historical financial statements or prepare pro forma financial statements, acquired business financial statements or other information, with which requirement the Company is reasonably unable to comply, or (iii) render the Company unable to comply with requirements under the Securities Act or the Exchange Act.

(c) Such blackout period will end upon the earlier to occur of, (i) in the case of a bona fide business, financing or business combination transaction, or rendering the Company unable to comply with requirements under the Securities Act or the Exchange Act, a date not later than ninety (90) days from the date such deferral commenced, (ii) in the case of disclosure of non-public information, the earlier to occur of (x) the filing by the Company of its next succeeding Form 10-K or Form 10-Q, or (y) the date upon which such information is otherwise disclosed, (iii) in the case of the recasting of historical financial statements, the date upon which such financial statements are filed by the Company with the Commission; provided, however, the Company shall use its reasonable best efforts to file such statements as promptly as practicable, and (iv) in the case of preparation of pro forma or acquired business financial statements, a date not later than seventy-five (75) days after the date of such acquisition. In no event shall there be more than one (1) blackout period during any rolling period of three hundred sixty-five (365) days pursuant to this Section 2.5 or Section 4.2.

3.
Piggyback Registration.

3.1 Right to Piggyback. For a period of three (3) years following the Six Month Anniversary, whenever the Company proposes to register the issuance or sale of any of its Common Stock under the Securities Act for its own account or otherwise, and the registration form to be used may be used for the registration of the resale of Registrable Securities (each, a “Piggyback Registration”) (except for the registrations on Form S-8 or Form S-4 or any successor form thereto) (a “Piggyback Registration Statement”), the Company will give written notice, at least fifteen (15) days prior to the proposed filing of such registration statement, to Parrut of its intention to effect such a registration and will use reasonable best efforts to include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion, which request shall specify the number of such Registrable Securities desired to be registered and be delivered within fifteen (15) days after the delivery of the Company’s notice. The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration Statement at any time in its sole discretion.

3.2 Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary offering on behalf of the Company and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities requested to be included in the registration creates a substantial risk that the price per share of the primary securities will be reduced or that the amount of the primary securities intended to be included on behalf of the Company will be reduced, then the managing underwriter and the Company may exclude securities (including Registrable Securities) from the registration and the underwriting, and the number of securities that may be included in such registration and underwriting shall include: (i) first, any securities that the Company proposes to sell, (ii) second, the amount of Registerable Securities requested by Parrut and (iii) third, the amount of securities requested by any other holder pursuant to any other registration rights obligations of the Company.

3.3 Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary offering on behalf of holders of the Company’s securities and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in the registration creates a substantial risk that the price per share of securities offered thereby will be reduced, the Company will include in such registration the Registrable Securities requested to be included therein by Parrut, and any other securities, if any, requested to be included in such registration by other holders having registration rights on a pro rata basis based on the total number of Registrable Securities held by Parrut hereunder and the total number of other securities held by other holders having registration rights.

3.4 Selection of Underwriters. In connection with any underwritten Piggyback Registration initiated by the Company, the Company shall have the right to (i) determine the plan of distribution and (ii) select the investment banker or bankers and managers to administer the offering, including the lead managing underwriter.

3.5 Payment of Expenses for Piggyback Registrations. The Company will pay all Registration Expenses (as defined in Section 6.1 below) for the Piggyback Registrations under this Section 3.

4.
Additional Agreements.

4.1 Parrut’s Agreements. To the extent not inconsistent with applicable law, Parrut agrees that upon request of the Company or the underwriters managing any Underwritten Offering of the Company’s securities, it will (i) not offer, sell, contract to sell, loan, grant any option to purchase, make any short sale or otherwise dispose of, hedge or transfer any of the economic interest in (or offer, agree or commit to do any of the foregoing) any shares of Common Stock, or any options or warrants to purchase any shares of Common Stock, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock, whether now owned or hereinafter acquired by such holder, owned directly (including holding as a custodian) or with respect to which such holder has beneficial ownership within the rules and regulations of the Commission (other than those included by such holder in the offering in question, if any) without the prior written consent of the Company or such underwriters, as the case may be, for up to fourteen (14) days prior to, and during the period of up to ninety (90) days following, the effective date of the registration statement for such Underwritten Offering, and (ii) enter into and be bound by such form of agreement with respect to the foregoing as the Company or such managing underwriter may reasonably request; provided that each executive officer and director of the Company also agrees to substantially similar restrictions.

4.2
Suspension of Resales.

(a) The Company shall be entitled to suspend the use of the prospectus forming any part of a Demand Registration Statement or Piggyback Registration Statement for a reasonable “blackout period” not in excess of ninety (90) consecutive calendar days or more than one hundred twenty (120) total calendar days in each case during any twelve (12)-month period (provided the time periods with respect to the effectiveness of such registration statement shall be tolled correspondingly) if (i) the Board determines that such registration or offering could materially interfere with a bona fide business, financing or business combination transaction of the Company or is reasonably likely to require premature disclosure of material non-public information, which premature disclosure could materially and adversely affect the Company,
(ii) an offering or sale pursuant to such prospectus would require the Company to recast its historical financial statements or prepare pro forma financial statements, acquired business financial statements or other information, with which requirement the Company is reasonably unable to comply, or (iii) render the Company unable to comply with requirements under the Securities Act or the Exchange Act.

(b) The blackout period will end upon the earlier to occur of (i) in the case of a bona fide business, financing or business combination transaction, or rendering the Company unable to comply with requirements under the Securities Act or the Exchange Act, a date not later than ninety (90) days from the date such deferral commenced, (ii) in the case of disclosure of non-public information, the earlier to occur of (x) the filing by the Company of its next succeeding Form 10-K or Form 10-Q, or (y) the date upon which such information is otherwise disclosed, (iii) in the case of the recasting of historical financial statements, the date upon which such financial statements are filed by the Company with the Commission, provided however, the Company shall use its reasonable best efforts to file such statements as promptly as practicable and (iv) in the case of preparation of pro forma or acquired business financial statements, a date not later than seventy-five (75) days after the date of such acquisition. In no event shall there be more than one (1) blackout periods during any rolling period of three hundred sixty-five (365) days pursuant to this Section 4.2 or Section 2.5.

(c) Upon its receipt of a written certification from the Company notifying Parrut of such suspension, Parrut will immediately discontinue the sale of any Registrable Securities pursuant to such registration statement or otherwise until Parrut has received copies of the supplemented or amended prospectus or until such Parrut is advised in writing that the use of the prospectus forming a part of such registration statement may be resumed and has received copies of any additional or supplemental filings that are incorporated by reference in such prospectus.

5.
Registration Procedures.

5.1 Company Obligations. Whenever the Company is required to file a registration statement under this Agreement or to use its reasonable best efforts to effect the registration of Registrable Securities, or whenever Parrut has requested that the resale of any Registrable Securities be registered in accordance with this Agreement, the Company shall, as expeditiously as reasonably practicable:

(a) prepare and, as soon as practicable after requests for registration may be given to the Company under this Agreement, file with the Commission a registration statement with respect to the resale of such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will furnish copies of all such documents proposed to be filed to one counsel designated by Parrut covered by such registration statement and to the extent practicable under the circumstances, provide such counsel an opportunity to comment on any information pertaining to the holders of Registrable Securities covered by such registration statement contained therein; and the Company shall consider in good faith any corrections reasonably requested by such counsel with respect to such information);

(b) except as otherwise provided in this Agreement (including Section 2.3(b) hereof), prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus(es) used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than the earlier of (i) with respect to a Long Form Demand Registration Statement, one hundred eighty (180) days, and with respect to a Short Form Demand Registration Statement, two (2) years, and (ii) the date that all of the securities covered by the registration statement have been sold, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c) in connection with any filing of any registration statement or prospectus or amendment or supplement thereto, cause such document (i) to comply in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder and (ii) to not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) furnish to Parrut and underwriter of Registrable Securities, without charge, such number of copies of such registration statement, each amendment and supplement thereto, the prospectus(es) included in such registration statement (including each preliminary prospectus and summary prospectus) and such other documents as Parrut or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Parrut;

(e) use its commercially reasonable efforts to register or qualify such Registrable Securities under such securities or blue sky laws of such jurisdictions as Parrut or underwriter reasonably request, keep each such registration or qualification effective during the period the associated registration statement is required to be kept effective, and do any and all other acts and things which may be reasonably necessary or advisable to enable Parrut or underwriter to consummate the disposition in such jurisdictions of such Registrable Securities (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) consent to general service of process in any such jurisdiction, or (iii) subject itself or any of its Affiliates to taxation in any such jurisdiction in which it is not subject to taxation);

(f) promptly notify Parrut and underwriter of such Registrable Securities and confirm in writing, when a registration statement has become effective and when any post-effective amendments and supplements thereto become effective;

(g) promptly notify Parrut and underwriter of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, subject to Section 4.2, prepare and deliver a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(h) use commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange on which the same or similar securities issued by the Company are then listed or if no such securities are then listed, on a national securities exchange selected by the Company;

(i) provide a transfer agent, registrar and CUSIP number for all such Registrable Securities not later than the effective date of such registration statement;

(j) enter into such customary agreements (including underwriting agreements in customary form) and take all such other customary actions as the holders of Parrut being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(k) use commercially reasonable efforts to cooperate with Parrut and the underwriter or managing underwriter, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations (consistent with the provisions of the governing documents thereof) and registered in such names as Parrut or the underwriter or managing underwriter, if any, may reasonably request at least three (3) Business Days prior to any sale of Registrable Securities;

(l) subject to confidentiality agreements in form and substance acceptable to the Company, make available for inspection, at such place and in such manner as determined by the Company in its sole discretion, by Parrut, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by Parrut or underwriter, financial and other records, pertinent corporate documents and properties of the Company reasonably requested by Parrut, underwriter, attorney, accountant or agent in connection with such registration statement, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by Parrut, underwriter, attorney, accountant or agent in connection with such registration statement; provided, however, that any records, information or documents that are furnished by the Company and that are non-public shall be used only in connection with such registration;

(m) advise Parrut and underwriter of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

(n) make available to its security holders, as soon as reasonably practicable, an earnings statement (which need not be audited) covering at least twelve (12) months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(o) cooperate and assist in any filing required to be made with the Financial Industry Regulatory Authority (FINRA);

(p) obtain for delivery to any underwriter of Registrable Securities an opinion or opinions of counsel for the Company in customary form;

(q) at the request of Parrut in connection with an Underwritten Offering, furnish on the date or dates provided for in the underwriting agreement a letter or letters from the independent certified public accountants of the Company addressed to the underwriters and Parrut, covering such matters as such accountants, underwriters and Parrut may reasonably agree upon, in which letter(s) such accountants shall state, without limiting the generality of the foregoing, that they are an independent registered public accounting firm within the meaning of the Securities Act and that in their opinion the financial statements and other financial data of the Company included in the registration statement, the prospectus(es), or any amendment or supplement thereto, comply in all material respects with the applicable accounting requirements of the Securities Act; and

(r) with respect to underwritten Demand Registrations, make senior executives of the Company reasonably available to assist the underwriters with respect to, and participate in, the so-called “road show” in connection with the marketing efforts for, and the distribution and sale of, Registrable Securities pursuant to a registration statement; provided such road shows are reasonably requested by the managing underwriter and are customary for underwritten offerings that are comparable to such underwritten Demand Registration in size and the type of securities offered.

6.
Registration Expenses.

6.1 The Company’s Expenses. Other than as provided by Section 2.4, the Company will pay all reasonable expenses incident to the Company’s performance of or compliance with this Agreement, including: all registration and filing fees; fees and expenses of compliance with securities or blue sky laws; fees and expenses incurred in connection with FINRA and rating agencies; costs and expenses related to analyst and investor presentations and “roadshows”; printing expenses; messenger and delivery expenses; and fees and disbursements of counsel for the Company; fees and disbursements of the Company’s registered public accounting firm (including with respect to “comfort letters”); all reasonable fees and disbursements of one counsel for Parrut in connection with the registration; reasonable fees and disbursements of all other Persons retained by the Company; and any other fees and disbursements customarily paid by issuers of securities (all such expenses being herein called “Registration Expenses”); provided, however, that, as between the Company and Parrut, underwriting discounts, commissions, and underwriter fees and disbursements (in connection with an underwritten Demand Registration) relating to the Registrable Securities will be borne by Parrut. In addition, the Company will pay its internal expenses (including, but not limited to, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Company and the expenses and fees for listing the securities to be registered on each securities exchange. Notwithstanding the foregoing, if a request for Demand Registration for which the Company is obligated to pay all Registration Expenses pursuant to Section 2.4 and this Section 6.1 is subsequently withdrawn at the request of Parrut, Parrut shall forfeit such Demand Registration unless Parrut pays (or reimburses the Company) for all reasonable and documented Registration Expenses with respect to such withdrawn Demand Registration; provided that if, at the time of such withdrawal, Parrut shall have either (i) learned of a material adverse change in the condition, business, or prospects of the Company from that known to Parrut at the time of its request and has withdrawn the request with reasonable promptness after learning of such information or (ii) withdrawn following the issuance by the Company of a suspension notice or notice of a blackout period pursuant to Section 2.5 or Section 4.2, then Parrut shall not be required to pay any of such expenses and shall not forfeit their right to such Demand Registration.

7.
Indemnification.

7.1 By the Company. To the extent permitted by applicable Law, the Company shall indemnify, to the fullest extent permitted by law, Parrut and, as applicable, each of its Affiliates, trustees, shareholders, members, directors, managers, partners, officers and employees, and each Person who controls such holder (within the meaning of the Securities Act), against all losses, claims, damages, liabilities and expenses (including, but not limited to, reasonable attorneys’ fees and expenses) or actions or proceedings in respect thereof (whether or not such indemnified Person is party thereto) arising out of or based upon (a) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto (including, in each case, all documents incorporated therein by reference), (b) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (c) any violation or alleged violation by the Company or any of its Subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its Subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or related document or report, except insofar as the same are caused by or contained in any information furnished in writing to the Company by Parrut expressly for use therein or by Parrut’s failure to deliver a copy of the prospectus or any amendments or supplements thereto after the Company has furnished Parrut with a sufficient number of copies of the same. In connection with an Underwritten Offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of Parrut. The payments required by this Section 7.1 will be made promptly during the course of the investigation or defense, as and when bills are received or expenses incurred.

7.2 By Parrut. In connection with any registration statement in which Parrut is participating, Parrut will furnish to the Company in writing such information relating to such holder as requested by the Company and is reasonably necessary for use in connection with any such registration statement, prospectus or prospectus supplement and, to the fullest extent permitted by law, will indemnify the Company, its Subsidiaries, and, as applicable, each of their directors, employees and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including, but not limited to, reasonable attorneys’ fees and expenses) resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto (including, in each case, all documents incorporated therein by reference), or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in or omitted from any information furnished in writing by such holder for the acknowledged purpose of inclusion in such registration statement, prospectus or preliminary prospectus; provided, however, the obligation of Parrut to indemnify shall be several, not joint and several, and the liability of Parrut will be in proportion to and limited to the net amount (after underwriting fees, commissions and discounts) that it actually received from the sale of Registrable Securities pursuant to such registration statement, unless such loss, claim, damage, liability or expense resulted from Parrut’s fraudulent conduct or willful misconduct.

7.3 Procedure. Each party entitled to indemnification under this Section 7 (the “Indemnified Party”) shall give written notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that the counsel for the Indemnifying Party who is to conduct the defense of such claim or litigation is reasonably satisfactory to the Indemnified Party (whose approval shall not be unreasonably withheld or delayed). The Indemnified Party may participate in such defense at such Indemnified Party’s expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if (i) the Indemnifying Party has agreed in writing to pay such expenses, (ii) the Indemnifying Party shall have failed to assume the defense of such claim or to employ counsel reasonably satisfactory to the Indemnified Party, or (iii) in the reasonable judgment of the Indemnified Party, based upon the written advice of such Indemnified Party’s counsel, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest; provided, however, that in no event shall the Indemnifying Party be liable for the fees and expenses of more than one counsel (excluding one local counsel per jurisdiction as necessary) for all Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same event, allegations or circumstances. The Indemnified Party shall not make any settlement without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7 except and only to the extent that such failure to give notice shall materially prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the prior written consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement (x) that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation in form and substance reasonably satisfactory to such Indemnified Party or (y) that includes an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Party, or requires forms of relief other than the payment of monetary damages by the Indemnifying Party.

7.4 Survival. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling Person of such Indemnified Party and will survive the transfer of securities.

8. Compliance With Rule 144 And Rule 144a. With a view to making available to any holder of Registrable Securities the benefits of Rule 144 and Rule 144A promulgated under the Securities Act and other rules and regulations of the Commission that may at any time permit any such holder of Registrable Securities to sell securities of the Company without registration, until such time as when no Registrable Securities remain outstanding, the Company covenants that it will (i) file in a timely manner all reports and other documents required, if any, to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted thereunder and (ii) make available information necessary to comply with Rule 144 and Rule 144A, if available with respect to resales of the Registrable Securities under the Securities Act, at all times, all to the extent required from time to time to enable any holder of Registrable Securities to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (x) Rule 144 and Rule 144A promulgated under the Securities Act (if available with respect to resales of the Registrable Securities), as such rules may be amended from time to time or (y) any other rules or regulations now existing or hereafter adopted by the Commission. Upon the written request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to the Company’s compliance with such requirements.

9. Participation In Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell its securities on the basis provided in any underwriting arrangements approved by such Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, custody agreements, lock-up agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

10.
Miscellaneous.

10.1 Amendments and Waivers. Any amendment, modification, supplement or restatement of this Agreement must be effected by written agreement of the Company and Parrut.

10.2 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

10.3 Notices. Any notice or communication by the Company and Parrut is duly given if in writing and delivered in person or by first class mail (registered or certified, return receipt requested) or electronically:

If to the Company:

Recruiter.com Group, Inc. 100 Waugh Dr. Suite 300

Houston, Texas 77007

Attention: Chief Executive Officer If to the Parrut:
Parrut Inc.

228 Park Ave S PMB 67094

New York, NY 10003 Attention: Christopher Johnson

Phone:

Email:

The Company and Parrut, by notice to the other parties hereto, may designate additional or different addresses for subsequent notices or communications. All notices and communications will be deemed to have been duly given: at the time delivered by hand, if personally delivered; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if transmitted by facsimile; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. If a notice or communication is mailed, transmitted or sent in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

10.4
Governing Law; Waiver of Jury Trial.

(a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. Each party irrevocably submits to the exclusive jurisdiction of any federal court located in the State of New Jersey or any New Jersey state court, for the purposes of any action arising out of this Agreement. Each party agrees to commence any such action either in any federal court located in the State of New Jersey or any New Jersey state court. Each party further agrees that service of any process, summons, notice or document by the U.S. registered mail to such party’s respective address set forth in Section 10.4 shall be effective service of process for any Action in New Jersey with respect to any matters to which it has submitted to jurisdiction in this Section 10.4(a). Each party irrevocably and unconditionally waives any objection to the laying of venue of any action arising out of this Agreement in any federal court located in the State of New Jersey or any New Jersey state court, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action brought in any such court has been brought in an inconvenient forum.

(b) EACH PARTY HERETO WAIVES ITS RIGHT TO TRIAL OF ANY ISSUE BY JURY. Each party hereto (a) certifies that no representative or attorney of any other party has represented, expressly or otherwise, that such party would not, in the event of any action, seek to enforce the foregoing waiver and (b) acknowledges that it and the other party have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 10.4(b).

10.5 Remedies. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement by any of them, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. Each party accordingly agrees to waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement.

10.6 Further Assurances. Each of the parties hereto will, without additional consideration, execute and deliver such further instruments and take such other action as may be reasonably requested by any other party hereto in order to carry out the purposes and intent of this Agreement.

10.7 No Presumption Against Drafter. Each of the parties hereto has jointly participated in the negotiation and drafting of this Agreement. In the event there arises any ambiguity or question or intent or interpretation with respect to this Agreement, this Agreement shall be construed as if drafted jointly by all of the parties hereto and no presumptions or burdens of proof shall arise favoring any party by virtue of the authorship of any of the provisions of this Agreement.

10.8 Severability. If any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by a Governmental Authority, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other persons or circumstances. Upon such determination that any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any Person or circumstance is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

10.9 Entire Agreement. This Agreement, together with the other agreements referred to herein, constitute the entire agreement of the parties with respect to the subject matter hereof and supersede and shall supersede all prior agreements and understandings (whether written or oral) between the parties, or any of them, with respect to the subject matter hereof.

10.10 Execution in Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic image scan shall be effective as delivery of a manually executed counterpart of this Agreement.

10.11 Affiliate. The Company acknowledges and agrees that Parrut is not, immediately following the Closing, an “affiliate” (as defined in Rule 144) of the Company.

10.12 Preservation of Rights. The Company shall not (a) grant any registration rights to third parties which are more favorable than or inconsistent with the rights granted under this Agreement, or (b) enter into any agreement, take any action, or permit any change to occur, with respect to its securities that violates or subordinates the rights expressly granted to the holders of Registrable Securities in this Agreement.

10.13 Transfer or Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities under this Agreement may be transferred or assigned by Parrut to one or more transferees or assignees of Registrable Securities; provided, that (a) the Company is given written notice prior to any said transfer or assignment, stating the name and address of each such transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned and (b) each such transferee or assignee assumes in writing responsibility for its portion of the obligations of such transferring holder under this Agreement (each, a “Permitted Transferee”). For the avoidance of doubt, any transferee that receives Registrable Securities from Parrut in connection with any dissolution and liquidation of Parrut shall be a Permitted Transferee.

10.14 No Third Party Beneficiaries. Nothing in this Agreement is intended or shall be construed to give any Person, other than the parties hereto, their successors and permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

Signature pages follow.

IN WITNESS WHEREOF, each of Parrut and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

RECRUITER.COM GROUP, INC.

By:

Name: Evan Sohn

Title: Chief Executive Officer

PARRUT, INC.:

RECRUITER.COM GROUP, INC.

By:

Name: Christopher Johnson Title: Chief Executive Officer